Jan Fischer-Wade
Allstate Life Insurance Company
Phone: 402.975.6368
Email: jfis6@allstate.com

VIA EDGAR TRANSMISSION

March 18, 2021

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:   Allstate Financial Advisors Separate Account I ("Registrant")
File No. 811-09327

Members of the Commission:

On behalf of Allstate Life Insurance Company and Allstate Financial Advisors Separate Account I, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the annual reports for the following underlying funds for the period ended December 31, 2020, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
Advanced Series Trust	811-05186
AB Variable Products Series Fund, Inc.	811-05398
American Century Variable Portfolios, Inc.	811-05188
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Stock Index Fund, Inc.	811-05719
BNY Mellon Variable Investment Fund	811-05125
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Federated Hermes Insurance Series	811-08042
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund V	811-05361
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Janus Aspen Series	811-07736
Lazard Retirement Series, Inc.	811-08071
Legg Mason Partners Variable Equity Trust	811-21128
Lord Abbett Series Fund, Inc.	811-05876
MFS Variable Insurance Trust	811-08326

Fund Company	1940 Act Registration No.
MFS Variable Insurance Trust II	811-03732
Morgan Stanley Variable Insurance Fund, Inc.	811-07607
Morgan Stanley Variable Investment Series	811-03692
Neuberger Berman Advisers Management Trust	811-04255
PIMCO Variable Insurance Trust	811-08399
ProFunds	811-08239
Putnam Variable Trust	811-05346
Rydex Variable Trust	811-08821
Some of the funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant. We understand that the funds have filed or will file these reports with the Commission.

You may direct any questions regarding this filing to the undersigned at (402) 975-6368.

Very truly yours,

/s/ Jan Fischer-Wade
Jan Fischer-Wade
Senior Attorney